UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2017

TG Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor
New York, New York 10014
(Address of Principal Executive Offices)

(212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

   On October 16, 2017, TG Therapeutics, Inc. issued the following press releases: (i) a press release providing an update on an FDA meeting for the GENUINE Phase 3 trial; (ii) a press release announcing the completion of full enrollment in the UNITY-CLL Phase 3 trial; and (iii) a press release recapping clinical data presentations at the upcoming 7th Joint ECTRIMS-ACTRIMS Meeting (collectively, the “Press Releases”). Copies of the Press Releases are being filed as Exhibits 99.1, 99.2 and 99.3 and incorporated in this Item by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits.

99.1  Press Release, dated October 16, 2017.

99.2  Press Release, dated October 16, 2017.

99.3  Press Release, dated October 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: October 17, 2017
By: /s/ Sean A. Power
Sean A. Power
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated October 16, 2017.

99.2	Press Release, dated October 16, 2017.

99.3	Press Release, dated October 16, 2017.